CNI CHARTER FUNDS

Opportunistic Value Fund
Institutional Class

Supplement dated March 31, 2009 to Prospectus dated January 28, 2009

The following paragraph replaces the last paragraph on page 11 of the Institutional Class Prospectus:

Purchase and Account Balance Minimums

The minimum purchase and shareholder account balance for Institutional Class Shares of the Opportunistic Value Fund is $1 million. There is no minimum requirement for subsequent investments in Institutional Class Shares. The Fund has the right to redeem a shareholder’s account when it drops below its minimum required balance. The Fund reserves the right to change the minimum amount required to open an account without prior notice.  The Fund may accept investments of smaller amounts in its discretion. In addition to the Fund’s requirements, you will have to comply with any purchase and account balance minimums of your Authorized Institution. The Fund may require each Authorized Institution to meet certain aggregate investment levels before it may open an account with the Fund on behalf of its customers. Contact your Authorized Institution for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.